Exhibit 10.1

BLUE NILE, INC.
STOCK GRANT NOTICE

(2004 EQUITY INCENTIVE PLAN)

Blue Nile, Inc. (the “Company”), pursuant to its 2004 Equity Incentive Plan (the “Plan”), hereby grants to Participant the number of shares of the Company’s Common Stock set forth below (“Award”). This Award is subject to all of the terms and conditions as set forth herein and the Plan, which is attached hereto and incorporated herein in its entirety.

Participant:
Date of Grant:
Number of Shares Subject to Award:
Consideration:

Vesting Schedule: None. The shares subject to the Award shall be fully vested as of the Date of Grant.

Additional Terms/Acknowledgements: The undersigned Participant acknowledges receipt of, and understands and agrees to, this Grant Notice and the Plan. Participant further acknowledges that this Award is being made pursuant to Participant’s election to forgo receipt of a cash payment for services rendered as a member of the Company’s Board of Directors in exchange for this Award. Participant further acknowledges that as of the Date of Grant, this Grant Notice and the Plan set forth the entire understanding between Participant and the Company regarding the acquisition of stock in the Company and supersede all prior oral and written agreements on that subject with the exception of (i) Awards previously granted and delivered to Participant under the Plan, and (ii) the following agreements only:

OTHER AGREEMENTS:

Lock Up Period: The undersigned Participant acknowledges that he or she may not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares of Common Stock or other securities of the Company held by Participant under this Award, for a period of time specified by the managing underwriter(s) (not to exceed one hundred eighty (180) days) following the effective date of the registration statement of the Company filed under the Securities Act relating to the Company’s initial public offering (the “Lock Up Period”). The undersigned Participant further agrees to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to Participant’s shares of Common Stock until the end of such period. The underwriters of the Company’s stock are intended third party beneficiaries of this paragraph and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

BLUE NILE, INC.		PARTICIPANT:

By:

	Signature	Signature

Title:		Date:

Date:

ATTACHMENTS:          2004 Equity Incentive Plan and 2004 Equity Incentive Plan Prospectus